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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         Reported): September 10, 1999


                              THE PROVIDENT BANK
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Ohio                         333-81675             31-0412725
----------------------------   -----------------------     --------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

             One East Fourth Street
                Cincinnati, Ohio                      45202
             ----------------------                 ----------
             (Address of Principal                   (Zip Code)
                Executive Offices)

       Registrant's telephone number, including area code (513) 579-2000



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Item 5.  Other Events.

Incorporation of Certain Documents by Reference

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates"), Lehman Brothers Inc. and Prudential Securities Incorporated, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

     In addition, pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-81675). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1999-3. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial

               Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Derived Materials

         23.      Consent of PricewaterhouseCoopers LLP


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PROVIDENT BANK



                                   By:  /s/ Kevin Shea
                                       -----------------------
                                        Name: Kevin M. Shea
                                        Title: Vice President

Dated:  September 9, 1999


                                 Exhibit Index

Exhibit

                                                                    Page

99.1  Derived Materials...............................................6

23.   The Consent of PricewaterhouseCoopers LLP.......................7






                                 EXHIBIT 99.1

     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filing on paper pursuant to Form SE.


                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of The Provident Bank relating to Provident Bank Home Equity Loan Trust 1999-3, of our report dated February 3, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".

                                  \s\ PricewaterhouseCoopers LLP
                                  ------------------------------
                                      PricewaterhouseCoopers LLP

September 8, 1999